UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 8, 2007

HENRY BROS. ELECTRONICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-16779	22-3690168
(State or other jurisdiction of	Commission File Number	(IRS Employer Identification No.)
incorporation)

17-01 Pollitt Drive Fair Lawn, NJ 07410
(Address of principal executive offices) (Zip Code)

(201) 794-6500

Registrant's telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On November 14, 2007, Henry Bros. Electronics, Inc. (and referred to herein as the “Company”) issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference, announcing the Company’s financial results for the quarter ended September 30, 2007.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On November 14, 2007, the Company issued a press release, a copy of which is attached hereto as Exhibit 99.2 and is incorporated herein by reference, announcing Richard D. Rockwell was appointed to the Board of Directors to fill the vacancy on the Board created as a result of an increase in the size of the Board from six to seven directors. In accordance with the By-laws of the Company, Mr. Rockwell will serve until the 2007 annual meeting of shareholders and, if elected by the shareholders at that meeting, he will remain a Director until his term expires in 2008. Upon expiration of his term, we anticipate that Mr. Rockwell will remain in the class of Directors who will be nominated at the 2008 annual meeting of shareholders.

Mr. Rockwell is currently the owner and chairman of New Jersey based Professional Security Technologies LLC, a full service security systems integrator serving the greater New York metropolitan area. Mr. Rockwell is also the owner and president of Main Security Surveillance Inc., a firm that provides central station monitoring and security system installation services located in Augusta, Maine. Previously, Mr. Rockwell founded and managed Professional Security Bureau Ltd, and TransNational Security Group LLC.

Item 5.03. Amendments to the Articles of Incorporation or By-Laws, Change of Fiscal Year

On November 13, 2007, the Company’s Board of Directors approved amendments to the Company’s By-laws. The amendments to the Company’s By-laws included:

(i)	Article I, Section 2 of the By-Laws, a technical correction changing the location of the principal office of the Corporation to 17-01 Pollitt Drive, Fair Lawn, NJ 07410;

(ii)	Article IV, Section 1 of the By-Laws, a technical correction establishing the office of “chief executive officer” as an office separate and apart from the office of president;

(iii)	Article IV, Section 1 of the By-Laws, a technical correction allowing the president to also hold the office of secretary;

(iv)	Article IV, Section 7 of the By-Laws, a technical correction separating the offices of president and chief executive officer; and

(v)	Article V, Sections 1 and 3 of the By-Laws providing for the issuance by the Company of uncertificated or book-entry shares of stock.

Item 9.01. Financial Statements and Exhibits

      (d) Exhibits

The following exhibits are filed as part of this report:

99.1	Press release issued by Henry Bros. Electronics, Inc., dated November 14, 2007

99.2	Press release issued by Henry Bros. Electronics, Inc., dated November 14, 2007

99.3	Amendments to Company By-laws dated November 13, 2007

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Henry Bros. Electronics, Inc.
(Registrant)

Date: November 15, 2007

/S/ John P. Hopkins
John P. Hopkins
Chief Financial Officer
(authorized officer and principal financial officer)